ACCOUNTS RECEIVABLE, NET	12 Months Ended
Jul. 31, 2020
ACCOUNTS RECEIVABLE, NET
ACCOUNTS RECEIVABLE, NET

NOTE 5 – ACCOUNTS RECEIVABLE, NET

	As of July 31,
	2020	2019
Accounts receivable from business advisory and consulting services	$425,106	$1,537,593
Accounts receivable from multi-channel advertising, event planning and execution	1,894,447	—
Total gross accounts receivable	2,319,553	1,537,593
Less: allowances for doubtful accounts	(1,380,161)	(65,335)
Accounts receivables, net	$939,392	$1,472,258

As of July 31, 2020 and 2019, the aging of the Company’s accounts receivable is as follows:

	As of July 31,
Accounts receivable by aging bucket	2020	2019
1-3 months	$27,027	$364,430
4-6 months	67,441	147,722
7-12 months	1,130,348	894,771
More than 1 year	1,094,737	130,670
Total gross accounts receivable	$2,319,553	$1,537,593

As of July 31, 2020, substantial portion of the outstanding accounts receivable resulted from the Company’s acquisition of LGC in April 2020 (see Note 4). Due to the outbreak and spread of COVID-19, some of LGC’s customers experienced financial distress, suffered disruptions in their businesses and delayed or defaulted their payments. In addition, LGC’s movie theater operations was limited during the period from April to July 2020 because most of the movie theaters in China remained closed or struggled to draw crowds as a result of government operating restrictions. Given these uncertainties, approximately $0.96 million bad debt reserve has been accrued.

Allowance for doubtful accounts movement is as follows:

	July 31, 2020	July 31, 2019
Beginning balance	$65,335	$—
Additions	1,304,108	65,790
Reductions	—	—
Foreign currency translation adjustments	10,718	(455)
Ending balance	$1,380,161	$65,335

Approximately 23% of the July 31, 2020 accounts receivable balance has been subsequently collected as of the date of this Report and the remaining balances are expected to be collected by March 31, 2021.